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                                                                   Exhibit 23.1

                            Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-47836) pertaining to the 2000 Stock Option Plan of Bruker Daltonics Inc. of our report dated March 1, 2001, with respect to the consolidated financial statements of Bruker Daltonics Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2000.


                                       /s/ Ernst & Young LLP
                                       -------------------------------------

March 23, 2001